UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 16, 2003
                                                        -----------------

                                  Avitar, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


             Delaware                   1-15695                06-1174053
        -------------------------- -------------------      -----------------
      (State or other jurisdiction (Commission File Number) (IRS Employer
       of incorporation)                                    Identification No.)


                          65 Dan Road, Canton, MA         02021
                --------------------------------------- --------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (781) 821-2440
                                                          --------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

      =====================================================================

Item 7.  Financial Statements and Exhibits


(b) Pro forma financial information.

     In regard to the sale of the assets of the subsidiary, United States Drug Testing Laboratories, Inc. ("USDTL") reported in Item 2 on the Form 8-K filed on December 17, 2003, the following unaudited pro forma condensed consolidated financial statements are filed with this report:

         Pro forma Condensed Consolidated Balance Sheet at
            September 30, 2003                                            F-1

         Pro forma Condensed Consolidated Statement of
         Operations for the Year Ended September 30, 2003                 F-2


     The pro forma condensed consolidated balance sheet of the Company as of September 30, 2003 reflects the financial position of the Company after giving effect to the disposition of the business and net assets, excluding cash, of its USDTL subsidiary and assume the disposition took place on September 30, 2003. The pro forma condensed consolidated statement of operations for the year ended September 30, 2003 assumes the disposition took place on September 30, 2002, and is based on the operations of the Company for the year ended September 30, 2003.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed appropriate by it. These statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the dates presented. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical financial statements and related notes. Furthermore, the historical amounts as of September 30, 2003 and for the year then ended are unaudited and therefore are subject to further adjustment upon finalization of the Company's year-end audit. For the purposes of this pro forma presentation, the USDTL amounts included in the historical amounts are not presented as a discontinued operation.

                        Pro Forma Financial Information
                          Avitar, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2003
                                   (Unaudited)

                                                                                      Pro Forma Adjustments
                                                                                     ---------------------------
                                                                       Historical      USDTL (a)      Other (b)      Pro Forma
                                                                     ------------    ------------   ------------   ------------
        ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                            $  1,130,919    $          -   $    500,000   $  1,630,919
Accounts receivable, net                                                  723,016         205,455                       517,561
   Inventories                                                            256,928           7,000                       249,928
Prepaid expenses and other current assets                                 167,096          10,198                       156,898
                                                                                     ------------   ------------   ------------
Total current assets                                                    2,277,959         222,653        500,000      2,555,306

PROPERTY AND EQUIPMENT, net                                               294,999          57,682                       237,317
 GOODWILL, net                                                            623,172         385,052              -        238,120
  OTHER ASSETS                                                            381,331           4,136                       377,195
                                                                     ------------    ------------   ------------   ------------
  Total Assets                                                       $  3,577,461    $    669,523   $    500,000   $  3,407,938
                                                                     ============    ============   ============   ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
 Notes payable                                                       $    337,853    $          -                  $    337,853
Accounts payable                                                        1,261,130         112,087                     1,149,043
Accrued expenses                                                        1,511,183          35,329                     1,475,854
Deferred income                                                           212,750               -                       212,750
Current portion of long-term debt                                          13,023           2,476                        10,547
                                                                     ------------    ------------   ------------   ------------
Total current liabilities                                               3,335,939         149,892              -      3,186,047

LONG TERM DEBT, LESS CURRENT PORTION                                    1,241,406          19,631      1,221,775
                                                                     ------------    ------------   ------------   ------------
Total liabilities                                                       4,577,345         169,523              -      4,407,822
                                                                     ------------    ------------   ------------   ------------

REDEEMABLE CONVERTIBLE PREFERRED STOCK                                    700,000               -              -        700,000

   COMMITMENTS                                                                  -               -              -              -

STOCKHOLDERS' DEFICIT:
 Series B, C and D convertible preferred stock, $.01 par value;
  authorized 5,000,000 shares; 137,202 shares issued and outstanding        1,371               -              -          1,371
 Common Stock, $.01 par value; authorized 200,000,000 shares;                   0
  88,868,196 shares issued and outstanding                                888,683               -              -        888,683
 Additional paid-in capital                                            45,974,947               -              -     45,974,947
 Accumulated deficit                                                  (48,564,885)        500,000        500,000    (48,564,885)
                                                                     ------------    ------------   ------------   ------------
Total stockholders' deficit                                            (1,699,884)        500,000        500,000     (1,699,884)
                                                                     ------------    ------------   ------------   ------------
Total Liabilities and Stockholders' Deficit                          $  3,577,461    $    669,523   $    500,000   $  3,407,938
                                                                     ============    ============   ============   ============


(a) To eliminate the assets and liabilities, excluding cash, included in the Company's USDTL business as of September 30, 2003.

(b) To reflect the exchange of cash ($500,000) for the net assets of USDTL, excluding cash ($27,403). The $500,000 contingent portion of the selling price will be recorded as revenue when received

                         Pro Forma Financial Information
                          Avitar, Inc. and Subsidiaries
                 Pro Forma Consolidated Statements of Operations
                      For the Year Ended September 30,2003
                                   (Unaudited)

                                                                     Pro Forma Adjustments
                                                                  ---------------------------
                                                    Historical       UDSTL (a)          Other       Pro Forma
                                                  ------------    ------------    ------------    ------------
        SALES                                     $  6,245,031    $  1,647,006    $          -   $  4,598,025
                                                  ------------    ------------    ------------    ------------
OPERATING EXPENSES
Cost of sales                                        4,296,160         863,077               -      3,433,083
Selling, general and administrative expenses         4,373,427         770,382               -      3,603,045
Research and development expenses                      764,982               0               -        764,982
                                                  ------------    ------------    ------------   ------------
Total operating expenses                             9,434,569       1,633,459               -      7,801,110
                                                  ------------    ------------    ------------   ------------

 INCOME (LOSS) FROM OPERATIONS                      (3,189,538)         13,547               -     (3,203,085)
                                                  ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE)
Interest expense and financing costs                (1,752,841)         (5,338)              -     (1,747,503)
Other income, net                                       25,278           8,574               -         16,704
                                                  ------------    ------------    ------------   ------------
Total other expense, net                            (1,727,563)          3,236               -     (1,730,799)
                                                  ------------    ------------    ------------    ------------

 INCOME (LOSS) BFORE CUMULATIVE EFFECT OF A
CHANGE IN ACCOUNTING PRINCIPLE                      (4,917,101)         16,783               -     (4,933,884)
                                                  ============    ============    ============    ============


BASIC AND DILUTED LOSS PER SHARE APPLICABLE
TO COMMON SHAREHOLDERS BEFORE CUMULATIVE
EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE        $      (0.10)   $          -    $          -   $      (0.10)
                                                  ============    ============    ============    ============


WEIGHTED AVERAGE
NUMBER OF COMMON SHARES OUTSTANDING                 63,228,778               -               -     63,228,778
                                                  ============    ============    ============    ============


(a) To eliminate the revenues and expenses of the Company's USDTL business for the year ended September 30, 2003

(c) Exhibits.

        99.1 Press Release issued on December 31, 2003.


Item 12. Results of Operations and Financial Condition.

     See Item 7(b), Pro forma financial information and the Press Release attached hereto as Exhibit 99.1.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Avitar, Inc.
                                             (Registrant)
Date: December  31, 2003                     /s/ Jay Leatherman, CFO
                                            -------------------------------
                                                  (Signature)*